UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2007
COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
(973) 882-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
COVANTA HOLDING CORPORATION
Press Release
Supplemental Financial Information

Item 2.02. Results of Operations and Financial Condition.
     On February 26, 2007, Covanta Holding Corporation (the “Company”) issued a press release reporting the results for the fourth quarter and full year periods ended December 31, 2006, and announcing a conference call and webcast (the “Conference Call”) to be held at 8:30 a.m. (Eastern) on Tuesday, February 27, 2007 to discuss these results. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information includes certain non-GAAP financial information as identified in Exhibit 99.1.
     The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
     Additional supplemental financial information about the Company that will be discussed during the Conference Call is included in Exhibit 99.2 attached hereto and incorporated herein by reference. The information in this Form 8-K and Exhibit 99.2 is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 of the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated February 26, 2007.

99.2	Supplemental Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 26, 2007

COVANTA HOLDING CORPORATION (Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated February 26, 2007.

99.2	Supplemental Financial Information.